Exhibit 32.1

CERTIFICATION PURSUANT TO
RULE 13a-14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of First Security Group, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rodger B. Holley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 18, 2007	/s/ Rodger B. Holley
Rodger B. Holley
Chairman & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.